SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2003

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS

      On April 15, 2003, Milacron Inc. (the "Registrant") issued a News Release announcing the date of its rescheduled annual meeting of shareholders, the addition to the agenda for such meeting of a proposed amendment to the Registrant's restated certificate of incorporation and announcing that the Geier Family Shareholder Group has informed the Registrant that it is withdrawing the preliminary proxy statement filed on March 24, 2003.

      The News Release of the Registrant dated April 15, 2003, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	News release of the Registrant dated April 15, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	April 15, 2003	By:	/s/Hugh C. O'Donnell

Hugh C. O'Donnell Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release of the Registrant dated April 15, 2003.